UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: May 8, 2013

PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

SIGNATURES	6

EXHIBIT INDEX

EX-10.27

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Financial Officer

On May 8, 2013, the Board of Directors of PetSmart, Inc. (the “Company”), appointed Carrie W. Teffner as our Senior Vice President and Chief Financial Officer and principal financial officer. On May 13, 2013, we issued a press release announcing Ms. Teffner’s appointment. Ms. Teffner is expected to assume her responsibilities on June 3, 2013. Prior to joining the Company, Ms. Teffner served as Executive Vice President and Chief Financial Officer of Weber-Stephen Products LLC, a position she held since 2011. From 2009 through 2011, she served as Chief Financial Officer of The Timberland Company. From 1988 to 2009, Ms. Teffner held various financial positions with Sara Lee Corporation, including Senior Vice President and Chief Financial Officer for the International Household and Body Care and Sara Lee Foodservice operating segments, Senior Vice President, Financial Planning and Analysis, and Treasurer.

Our offer letter to Ms. Teffner, dated May 5, 2013 (the “Offer Letter”), which describes the terms of Ms. Teffner’s employment with PetSmart, is attached to this Current Report on Form 8-K as Exhibit 10.27 and is incorporated herein by this reference. The following summary of the material terms of the Offer Letter is qualified in its entirety by the Offer Letter:

—  Base salary of $550,000 per year.

—  Participation in the PetSmart, Inc. Executive Short-Term Incentive Plan (“ESTIP”), with a target incentive of 75% of annual base salary calculated on actual earnings for the fiscal year. For the 2013 fiscal year, Ms. Teffner will receive an annual incentive bonus award equal to the higher of the performance based award amount earned under the ESTIP based upon her partial fiscal year employment, or the award she would have earned under the ESTIP assuming full fiscal year employment with a 100% payout at target. In order to be eligible for this bonus, Ms. Teffner must be employed with PetSmart at the end of the fiscal year or as designated by the ESTIP. A description of the terms of the amended and restated ESTIP, including a description of the 2013 bonus criteria, is contained in, and the ESTIP in its entirety is filed as an attachment to, our definitive proxy statement for our 2013 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 3, 2013.

—  An initial equity grant with a total target value of $500,000 on the grant date. The grant date of the initial equity award will be the first date of employment with PetSmart. One-half of the initial equity grant will be in stock options and one-half in performance share units. The grant price of the stock options will be determined on the grant date. The number of stock options granted will be based on the stock price on the grant date and the binomial factor in effect on that date used for pricing stock options by the Company. The number of performance share units initially granted will be based on the stock price on the grant date. The final number of performance share units awarded will be determined at the end of fiscal year 2015, and will be based on Company performance on the financial measure selected by our Board and outlined in the grant notice. The range of performance share units awarded is between 0% and 200% of the target award. Performance share units vest three years after the date of grant. Stock options vest at the rate of 25% of the number of shares granted on each of the four consecutive anniversaries following the date of grant. Stock option and performance share awards are governed by the 2011 Equity Incentive Plan. A description of the terms of our 2011 Equity Incentive Plan is contained in our definitive proxy statement for our 2011 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 2, 2011 and a full copy of the 2011 Equity Incentive Plan is included as Appendix A to that Proxy Statement.

—  An additional one-time initial equity grant with a total target value of $200,000 on the grant date. The grant date of this additional equity award will also be on the first date of employment with PetSmart. One-half of grant value will be in stock options and one-half in performance share units, and the stock option grant price, number of stock options granted, number of performance share units granted, and the vesting schedule will be calculated as described in the preceding paragraph and also governed by the 2011 Equity Incentive Plan.

—  A one-time cash bonus of $100,000, less applicable withholdings, which is subject to a twelve (12) month earn-out period with a pro-rata forfeiture during the first year of employment in the event Ms. Teffner voluntarily terminates her employment or is terminated for cause.

—  Assistance and reimbursement for certain reasonable expenses associated with Ms. Teffner’s relocation to Phoenix, Arizona.

—  Eligibility to participate in our comprehensive benefit programs in accordance with our policies.

As an executive officer of PetSmart, Ms. Teffner is also eligible to participate in our Amended and Restated Executive Change in Control and Severance Benefit Plan. A description of the terms of this plan is contained in our definitive proxy statement for our 2013 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on May 3, 2013. The Amended and Restated Executive Change in Control and Severance Benefit Plan is filed as Exhibit 10.11 to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2013.

We also intend to enter into our standard form of indemnity agreement with Ms. Teffner. The form of indemnity agreement is filed as Exhibit 10.1 to our Registration Statement on Form S-1 (File No. 33-63912), filed with the Securities and Exchange Commission on June 4, 1993.

On November 14, 2012, PetSmart disclosed that Lawrence “Chip” Molloy, the Company’s current Executive Vice President and Chief Financial Officer, will resign from that position on June 30, 2013, and will remain with the Company following his resignation in a special advisor role through March 31, 2014. Mr. Molloy will now relinquish his title and role as Executive Vice President and Chief Financial Officer and principal financial officer effective June 3, 2013, but will remain a special advisor to the Company as originally contemplated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.27	Offer letter to Carrie W. Teffner, dated May 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.

Date: May 13, 2013	By:	/s/ J. Dale Brunk
J. Dale Brunk
Vice President, Deputy General Counsel and Assistant Corporate Secretary